                                                                  EXHIBIT (I)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 79 to the Registration Statement of Eaton Vance Municipals Trust (1933 Act File No. 33-572) of my opinion dated September 25, 1998, which was filed as Exhibit (i) to Post-Effective Amendment No. 73.


                              /s/  Maureen A. Gemma
                              --------------------------------
                              Maureen A. Gemma, Esq.


June 23, 1999
Boston, Massachusetts